John Hancock
Technical Opportunities Fund

SUMMARY PROSPECTUS 8–30–11

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 8-30-11, are incorporated by reference into this Summary Prospectus.

 Class R6: JTCRX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R6

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R6

Management fee	1.32

Other expenses[1]	0.11

Total annual fund operating expenses	1.43

1	“Other expenses” have been estimated for the first year of operations of the fund’s Class R6 shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R6

1 Year	146

3 Years	452

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 389% of the average value of its portfolio.

Principal investment strategies

When the subadviser determines that technical criteria are attractive, the fund will invest primarily in equity and equity-related securities of companies located throughout the world, including the United States and emerging countries, and denominated in any currency. There is no limit on the amount the fund may invest in securities of companies domiciled outside the U.S. The subadviser employs an unconstrained investment approach driven by technical analysis. The technical indicators that the subadviser may consider include, but are not limited to, price, volume, momentum, relative strength, sector/group strength and moving averages.

A Specialty Fund

 John Hancock Technical Opportunities Fund

In choosing prospective investments for the fund, the subadviser utilizes technical analyses to identify a universe of securities for investment consideration. The subadviser then utilizes technical analyses, and as appropriate, quantitative and fundamental inputs, to select securities for the fund’s portfolio.

The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments, including, but not limited to common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds and exchange-traded notes), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes, and other similar liquid equity equivalents. These equity and equity-related instruments may include equity securities of, or derivatives linked to, emerging market issuers or indexes.

The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. While the number of securities will vary over time, the fund typically will not exceed 75 positions and can hold significantly fewer positions.

The subadviser employs an unconstrained investment approach, and, as a result, the fund may invest its assets significantly in companies with any market capitalization range, and in any industry, sector, region or country. For example, there may be little or no exposure to industries with poor technical characteristics and high levels of investment in industries that the subadviser deems to be attractive. The fund will not invest more than 25% of its assets in any industry or group of industries, but may invest more than this amount in a broader economic sector or segment.

The fund may invest in cash and other liquid short-term fixed-income securities within a wide range (0%–100% of net assets) when the subadviser believes that the fund could benefit from maintaining a higher cash exposure. The fund may also participate in initial public offerings (IPOs) based on favorable dynamics in the current IPO environment and observed technical strength among an IPO’s peers.

For the purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs), exchange-traded notes (ETNs) and derivative instruments that include options, futures contracts, currency forwards and market access products including zero strike options and zero strike warrants. Market access products are investments that allow investors to obtain economic benefits and risks expected to be equivalent to stock ownership of equity issuers in certain countries or geographic regions through a counterparty, without obtaining a direct ownership in the underlying security. The fund’s investment process is expected to result in extremely high portfolio turnover ratio and increased trading expenses.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded note risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. Counterparty risk is the principal risk of currency forwards, options, foreign and market access products. In addition, the use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Sector investing risk Because the fund may focus on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Because Class R6 shares of the fund had not commenced operations prior to the date of this prospectus, the returns are those of Class A shares that have been recalculated to apply the estimated fees and expenses of Class R6 shares.

Calendar year total returns — Class R6 (%)

2010
4.90

Year-to-date total return The fund’s total return for the six months ended June 30, 2011 was 2.61%.

Best quarter: Q4 ’10, 11.33%

Worst quarter: Q2 ’10, −14.39%

 John Hancock Technical Opportunities Fund

Average annual total returns (%)	1 Year	Inception

as of 12-31-10		8-03-09

Class R6 before tax	4.90	9.56

After tax on distributions	4.90	9.56

After tax on distributions, with sale	3.19	8.07

MSCI AC World Index (Gross of foreign withholding taxes on dividends)	13.21	19.34

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Wellington Management Company, LLP

Portfolio management

Frank L. Teixeira, CMT, CFA
Equity Portfolio Manager and Senior Vice President
Portfolio manager of the fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares of the fund is $1 million for all investors other than certain qualified plan investors. There is no minimum initial investment requirement for such qualified plan investors. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

© 2011 John Hancock Funds, LLC    347R6SP 8-30-11    SEC file number: 811-21779